MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS DATED OCTOBER 31, 2023

Mercer Short Duration Fixed Income Fund

(the “Fund”)

The date of this Supplement is December 11, 2023

The following changes are made in the Prospectus of the Fund (the “Prospectus”):

In the sub-section titled “Investment Adviser and the Subadvisers” under “Who Manages the Fund” on pages 18-19 of the Prospectus, the fifth paragraph is deleted in its entirety and replaced as follows:

The Adviser manages the Fund based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Olaolu Aganga and Erin Lefkowitz are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the subadvisers managing the Fund. Ms. Aganga has been at the Adviser since 2023 and currently serves as a Vice President and Chief Investment Officer of the Adviser. From 2018 to 2023, Ms. Aganga was a Managing Director at BlackRock. Ms. Lefkowitz has been at the Adviser since 2021 and currently serves as a Vice President and Senior Portfolio Manager of the Adviser. Prior to 2021, Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio management at Putnam Investments.